SCHEDULE 14C INFORMATION
 INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

Check  the  appropriate  box:
[   ]  Preliminary  Information  Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14c-5(d)(2))
[ X ]  Definitive  Information  Statement

                    PACIFIC  SECURITY  FINANCIAL,  INC.
           (Name  of  Registrant  as  Specified  in  Its  Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[   ]  $125  per  Exchange  Act  Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14c-5(g).
[ X ]  Fee Computed  on  Table  Below  Per Exchange Act Rules 14c-5(g) and 0-11.

1)     Title  of  Each  Class  of Securities to Which Transaction Applies:  NONE
                                                                            ----

2)     Aggregate  Number  of  Securities  to  Which  Transaction  Applies:  NONE
                                                                            ----

3) Per Unit Price or Other Underlying Value of Transaction Computed Pursuant to Exchange Act Rule 0-11 (Set Forth the Amount on Which the Filing Fee Is Calculated and State How It Was Determined.): -$0- THE TRANSACTION IS NOT OF THE TYPE REQUIRING A FILING FEE UNDER RULE 0-11

4)     Proposed  Maximum  Aggregate  Value  of  Transaction:  $-0-
                                                              ----

5)     Total  fee  paid:  $-0-
                          ----

[   ]  Fee  paid  previously  with  preliminary  materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:  N/A
(2)     Form,  Schedule,  or  Registration  Statement  No:  N/A
(3)     Filing  Party:  N/A
(4)     Date  Filed:  N/A

     NOTICE  OF  2000  ANNUAL  MEETING  OF  SHAREHOLDERS
     TO  BE  HELD  ON  APRIL  10,  2001


NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of PACIFIC SECURITY FINANCIAL, INC. [formerly Pacific Security Companies] (the "Company"), will be held at 10:00 a.m. (PST), on Tuesday , April 10, 2001, at the Sixth Floor Conference Room of the Peyton Building, 10 North Post Street, Spokane, Washington 99201, to consider and act upon the following matters:

1. To elect four (4) members to the Board of Directors to serve for a three-year term or until his or her successor is elected and qualified;

2. To approve the engagement of PricewaterhouseCoopers LLP as independent certified public accountants for the Company for the fiscal year ending July 31, 2001;

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record on the books of the Company at the close of business on February 28, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

By  Order  of  the  Board  of  Directors



Wayne  E.  Guthrie,  Chairman  of  the  Board

                       PACIFIC  SECURITY  FINANCIAL,  INC.
                      [FORMERLY PACIFIC SECURITY COMPANIES]
                              10 NORTH POST STREET
                                SPOKANE, WA 99201
                                  _____________

     INFORMATION  STATEMENT

     For  the  2000  Annual  Meeting  of  Shareholders
     To  be  Held  April  10,  2001


This Information Statement is furnished in connection with matters to be voted at the Annual Meeting of Shareholders of PACIFIC SECURITY FINANCIAL, INC., (the "Company") to be held at 10:00 a.m. (PST), on Tuesday, April 10, 2001 at the Sixth Floor Conference Room of the Peyton Building, 10 North Post Street, Spokane, Washington 99201, and at any and all adjournments thereof with respect to the matters referred to in the accompanying notice. This Information Statement is first being mailed to Shareholders on or about March 15, 2001.

Management of the Company is the record and beneficial owner, or has voting authority for 953,121 shares (approximately 84.6%) of the outstanding common stock and 3,000 shares (100%) of the outstanding preferred stock of the Company. It is management's intention to vote all of its shares in favor of each matter to be considered by the Shareholders, thereby assuring approval. Although, approval of each matter to be considered by the Shareholders is assured, the Company is required by applicable law to submit each of the matters to be considered to the vote of all Shareholders. There are no dissenters' rights applicable with respect to any matter to be considered by the Shareholders.

The Company has determined February 28, 2001 as the record date with respect to the determination of Shareholders entitled to vote at the Annual Meeting of Shareholders.


     WE  ARE  NOT  ASKING  YOU  FOR  A  PROXY  AND  YOU  ARE  REQUESTED
     NOT  TO  SEND  US  A  PROXY.


PURPOSES  OF  THE  ANNUAL  MEETING

ELECTION  OF  DIRECTORS.

At the Annual Meeting, Shareholders will be asked to consider and to take action on the election of four (4) members to the Board of Directors to serve for a three-year term or until his or her successor is elected and qualified (SEE " ELECTION OF DIRECTORS").

APPROVAL  OF  ENGAGEMENT  OF  AUDITORS.

At the Annual Meeting, Shareholders will be asked to consider and vote upon the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending July 31, 2001 (SEE "SELECTION OF AUDITORS").

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following information as of July 31, 2000 is provided with respect to each director and executive officer of the Company:

                                YEAR FIRST  TERM  AS
                                ELECTED AS  DIRECTOR
NAME                    AGE     DIRECTOR    EXPIRES     POSITION  (Date elected and
                                                                   position)
-------------------     ---     ----------  ---------   -----------------------------

Wayne  E.  Guthrie       80         1970        2003    Chairman of the Board
                                                        (January 17, 1970); Director

David  L.  Guthrie       36         1987        2001    President (February 18, 1999);
                                                        Director

Kevin  M.  Guthrie       45         1980        2001    Vice President (May 2, 1985);
                                                        Director

Donald  J.  Migliuri     53         1992        2002    Secretary/Treasurer
                                                        (May 29, 1990); Director

Constance  Guthrie       66         1981     2003       Director

Robert  N.  Codd         70         1994     2001       Director

Julian  Guthrie          35         1998     2001       Director

FAMILY  RELATIONSHIPS

Kevin  M. Guthrie, David L. Guthrie and Julian Guthrie are the children of Wayne
E.  Guthrie.  Constance  M.  Guthrie  is  the  wife  of  Wayne  E.  Guthrie.

BUSINESS  EXPERIENCE

Wayne  E. Guthrie, Chairman of the Board of Pacific Security Financial, Inc. Mr.
Guthrie has over 50 years of experience in areas of construction, financing of real estate and personal property, and real estate investments.

David  L.  Guthrie, President of Pacific Security Financial, Inc. since 1999 and
Vice President since 1989. Mr. Guthrie was formerly a financial consultant with Merrill Lynch in Spokane, Washington. Mr. Guthrie is the Chief Executive Officer and a director of Cornerstone Realty Advisors, Inc. Mr. Guthrie is a NASD licensed securities sales person (registered representative) and broker-dealer
(general securities principal). He is a licensed real estate broker in the state of Washington and has obtained the CCIM designation (certified commercial investment member) awarded by the commercial real estate investment institute.

Kevin M. Guthrie, Vice President of Pacific Security Financial, Inc. since 1985.
Mr.  Guthrie  has  served  as  property  manager for the Company since 1976. Mr.
Guthrie  is  also  an  officer  and  director  of  Pacific  Realty  Management.

Donald J. Migliuri, Treasurer of Pacific Security Financial, Inc. since 1990 and
Secretary since 1991. Mr. Migliuri is a Certified Public Accountant and has served as an accounting officer with various diversified financial services companies for over 19 years. He also is a certified management accountant (CMA) and has a Masters Degree in Business Administration.


Constance M. Guthrie. Mrs. Guthrie is a housewife and has not been employed outside the home during the past ten years.

Robert N. Codd. Mr. Codd is employed by Pacific Security Financial, Inc. in its leasing and real estate activities. He was employed by the Company from 1970 to 1979 and was rehired in November 1992. Prior to being rehired, he was a commercial realtor and property manager.

Julian Guthrie. Ms. Guthrie is a reporter for the San Francisco Examiner. She covered general news for the paper for two years and in 1998 was named education reporter, responsible for covering all education issues in the Bay Area. Before that, she was senior editor of a lifestyle magazine in San Francisco and also worked as a freelance writer for the Examiner, covering breaking business, political and lifestyle stories. She currently lives in San Francisco.

COMMITTEES  OF  THE  BOARD

The Company has no standing audit, nominating or compensation committees, or committees performing similar functions.

BOARD  MEETINGS

During the fiscal year ended July 31, 2000, there was one special meeting of the Board and one regular meeting. All the incumbent directors except Julian
Guthrie were present at the regular meeting of the Board of Directors. The special meeting was accomplished with the unanimous consent of all directors.

LEGAL  PROCEEDINGS

As of the date hereof, it is the opinion of management that there is no material proceeding to which any director, officer or affiliate of the registrant, any owner of record or beneficially of more than five percent of any class of voting securities of the registrant, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to the registrant or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

LITIGATION  SETTLEMENT

On  January  5,  1998, in connection with pending litigation between the company and  all  of  the
Company's  officers  and  directors  and  certain  minority  stockholders of the
Company ("the Minority Stockholders"), who are children of Wayne E. Guthrie, the
Company's  Chief   Executive  Officer  and  largest  individual  Company  common
stockholder,  the  Company   agreed  to   settle  all  claims  of  the  Minority
Stockholders  and  redeem  all  Company  common  shares  held  by  the  Minority
Stockholders by paying approximately $317,000 in cash, distributing Company real property  with  an  estimated  fair  value of $643,500 and the issuance of notes payable,  bearing  interest at 7% per annum, aggregating approximately $729,000.
The  Company  acquired  408,419 of its common shares pursuant to this agreement, which were retired.  In addition, the Company obtained a covenant not-to-compete for  five years from one of the Minority Stockholders in return for the issuance of  a  $125,000  note  payable  bearing interest at 7% per annum.  Concurrently,
certain  Company  officers  and  directors  issued  notes   payable  aggregating
approximately  $236,000 to one of the Minority Stockholders.  In connection with the  settlement,  the company also agreed to reimburse the Minority Stockholders for  legal  costs  aggregating $150,000.  Total expenses incurred by the Company during the year ended July 31,1998 related to this settlement were approximately
$300,000.



YELLOWFRONT  BUILDING

On  July  31,1998,  the  Company  transferred  its  ownership of the Yellowfront
Building, a commercial property located in Coeur d'Alene, Idaho, to a family partnership formed by Wayne E. Guthrie in exchange for 200,000 shares of Class A common stock. The transfer was recorded at fair value of the property and resulted in a net gain to the company of approximately $420,000 during the year ended July 31, 1998.

NOTE  RECEIVABLE

A certain former stockholder is indebted to the Company by a note secured by real estate bearing interest at 12.5% (prime plus 4% adjusted annually) in the outstanding amounts (including interest) of $203,550 and $217,002 at July 31, 2000 and 1999, respectively.

INSTALLMENT  CONTRACTS,  MORTGAGE  NOTES  AND  NOTES  PAYABLE

At July 31, 2000 and 1999, the following related-party notes payable were outstanding:

                                                          INTEREST     MONTHLY
                                  2000          1999        RATE       PAYMENT
                             ------------  ------------  ----------  ----------
Wayne  E.  Guthrie           $   135,457   $   181,675        7.00%  $    4,789
Wayne/Constance
     Guthrie                      16,829       156,020        6.75%  $    2,000
                             ------------  ------------  ----------  ----------
                             $   152,286   $   377,695
                             ============  ============

The  scheduled  future  maturities  of  these  notes  are  as  follows:

                      YEAR  ENDING
                        JULY  31,
                    ---------------
                          2001                    $  64,420
                          2002                    $  60,110
                          2003                    $  27,756
                                                  ---------
                                                  $ 152,286
                                                  =========

DEBENTURE  BONDS

Included in debenture bonds at July 31, 2000 and 1999 is approximately $163,000 and $193,000, respectively, that is payable to related parties. These bonds bear interest at the prevailing market rate on the date of issuance.












ACCRUED  EXPENSES  AND  OTHER  LIABILITIES

At  July  31,  2000 and 1999, the following demand notes were payable to related parties:
                                         2000                    1999
                                 ---------------------  ----------------------
                                 INTEREST               INTEREST
                                  AMOUNT       RATE       AMOUNT      RATE
                                 ---------  ----------  ----------  ----------
Wayne  E.  Guthrie               $  73,579       8.50%  $  115,746       6.75%
Constance  Guthrie                     -         -          91,692       6.75%
Other  stockholders                 32,518       8.50%      47,152       6.75%
                                 ---------  ----------  ----------  ----------
                                 $ 106,097              $ 254,590
                                 =========              ==========

INTEREST  INCOME  AND  EXPENSE

The approximate amount of related-party interest income and expense included in the accompanying consolidated statements of operations during the years ended
July  31,  2000,  1999  and  1998  is  as  follows:

                                  2000          1999          1998
                               ---------     ---------     ---------
Interest  income               $  27,000     $  36,000     $  53,000
Interest  expense                 32,000        53,000        64,000

PARTICIPATIONS

The President of Cornerstone Realty Advisors, Inc., a subsidiary of the Company, has directly invested in certain loans through participation agreements. The total amount of such participation was $100,000 at July 31, 2000.

REMUNERATION AND OTHER COMPENSATION OF MANAGEMENT

The following table lists, on an accrual basis, for each of the three years ended July 31, 2000, the remuneration paid by the Company to any officers or directors in excess of $100,000 and to all officers and directors as a group who were officers or directors of the Company at any time during the year ended July
31,  2000:

Name  of
Individual              Capacities                                 Annual Compensation
or  Number of           in  Which                      Fiscal     ----------------------
Persons  in  Group      Served                          Year        Salary      Bonus
----------------------  ---------------------------  -----------  ----------  ----------
David L. Guthrie        President and Director           2000     $  105,086  $   50,500
                        Vice President and Director      1999        101,045       7,500
                        Vice President and Director      1998         98,580      10,000

Kevin  M.  Guthrie      Vice President and Director      2000     $ 105,515   $   50,500
                        Vice President and Director      1999       101,396        7,500
                        Vice President and Director      1998        98,862       10,000

Officers and Directors                                   2000     $ 400,659   $  121,600
as  a  group  (5)

The Company has no qualified or nonqualified stock option plans as of July 31, 2000.

VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS  THEREOF

The Company has two classes of voting securities entitled to vote at the Annual Meeting. At the date hereof, there are 1,126,103 shares of Common Stock outstanding and 3,000 shares of Class A Preferred Stock outstanding. Each share of Common Stock and Class A Preferred Stock is entitled to one vote on each matter to be considered. The presence in person of the holders of a majority of the outstanding voting shares is necessary to constitute a quorum at the Annual Meeting. Approval of the proposals to be presented at the Annual Meeting will require the affirmative vote of the holders of a majority of the shares present at the meeting. There is no cumulative voting for directors

The Company has determined February 28, 2001, as the record date with respect to the determination of Shareholders entitled to vote at the 2000 Annual Meeting of Shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a)     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS
Set forth below is certain information concerning parties, excluding management, who are known by the Company to directly own more than 5% of any class of the Company's voting shares on July 31, 2000: none.

(b)     SECURITY  OWNERSHIP  OF  MANAGEMENT
The following table sets forth as of July 31, 2000 information concerning the direct ownership of each class of equity securities by all directors and all directors and officers of the Company as a group:

                                                     AMOUNT OF
                                                     SHARES AND
                                                     NATURE OF
     TITLE                                           BENEFICIAL        PERCENT
   OF  CLASS        NAME OF  BENEFICIAL  OWNER       OWNERSHIP         OF CLASS
----------------    ---------------------------    -------------    -------------
Common  stock       Wayne  E.  Guthrie              142,541.5           12.52
Common  stock       Constance  Guthrie              142,541.5           12.52
Common  stock       Kevin  Guthrie                  222,718   (1)       19.56
Common  stock       David  Guthrie                  222,718   (1)       19.56
Common  stock       Julian  Guthrie                 196,838.4           17.28
                                                   -------------    -------------
Common  stock       All directors and
                    officers as a group             927,357.4           81.44
                                                   =============    =============
Preferred  stock    Wayne E. or
                    Constance Guthrie                 2,000             66.70
Preferred stock     Constance  Guthrie                1,000             33.30
                                                   -------------    -------------
Preferred  stock    All directors and
                    officers as a group               3,000            100.00
                                                   =============    =============

1. At July 31, 2000 Kevin and David Guthrie each exercised voting rights over an additional 18,706 (1.64%) shares of this class through the holdings of their minor children. Subsequent to July 31, 2000 Kevin and David Guthrie each sold 5,804 shares of the holdings of their minor children.

                   MATTERS TO BE CONSIDERED AND VOTED UPON AT
                     THE  ANNUAL  MEETING  OF  SHAREHOLDERS

1.     ELECTION  OF  DIRECTORS.

 At the Annual Meeting, Shareholders will be asked to consider and to take action on the election of four (4) members to the Board of Directors to serve for a three-year term or until his or her respective successor is elected and qualified.

The nominees for director, together with certain information with respect to him or her, is as follows:
                                              Shares Owned Beneficially directly
                                                 or indirectly, as of 2/28/01
                                              ----------------------------------
Name               Age     Director  Since        Common          Preferred
-----------------  ---     ---------------   ----------------   ----------------
David L. Guthrie    36          1987               222,718             -0-
Kevin M. Guthrie    45          1980               222.718             -0-
Julian Guthrie      35          1998               196,838.4           -0-
Robert N. Codd      70          1994                     -0-           -0-

DAVID L. GUTHRIE. President of Pacific Security Financial, Inc. since 1999 and Vice President since 1989. Mr. Guthrie was formerly a financial consultant with Merrill Lynch in Spokane, Washington. Mr. Guthrie is the Chief Executive Officer and a director of Cornerstone Realty Advisors, Inc. Mr. Guthrie is a NASD licensed securities sales person (registered representative) and broker-dealer (general securities principal). He is a licensed real estate broker in the state of Washington and has obtained the CCIM designation (certified commercial investment member) awarded by the commercial real estate investment institute.

KEVIN M. GUTHRIE. Vice President of Pacific Security Financial, Inc. since 1985. Mr. Guthrie has served as property manager for the Company since 1976. Mr. Guthrie is also an officer and director of Pacific Realty Management.

JULIAN GUTHRIE. Ms. Guthrie is a reporter for the San Francisco Examiner. She covered general news for the paper for two years and in 1998 was named education reporter, responsible for covering all education issues in the Bay Area. Before that, she was senior editor of a lifestyle magazine in San Francisco and also worked as a freelance writer for the Examiner, covering breaking business, political and lifestyle stories. She currently lives in San Francisco.

ROBERT N. CODD. Mr. Codd is employed by Pacific Security Financial, Inc. in its leasing and real estate activities. He was employed by the Company from 1970 to 1979 and was rehired in November 1992. Prior to being rehired, he was a commercial realtor and property manager.

2.     SELECTION  OF  AUDITORS

For the fiscal year ended July 31, 2000, the Company retained Price Waterhouse Coopers LLP as its independent auditors. It shall be the Company's practice to Refer to the Shareholders the selection of the firm to audit its annual financial statements.

The Board of Directors recommends a vote for the appointment of Price Waterhouse Coopers LLP as the independent auditors for the Company for the fiscal year Ending July 31, 2001. It is not expected that a representative of Price Waterhouse Coopers LLP will be present at the Annual Meeting.

3.     OTHER  MATTERS

Management does not know of any other matters likely to be brought before the 2000 Annual Meeting of Shareholders. However, in the event any other matters properly come before the 2000 Annual Meeting of Shareholders, such matters will be acted upon accordingly.

FINANCIAL AND OTHER INFORMATION

This information is incorporated by reference to the consolidated balance sheets and the related consolidated statements of operations, stockholders' equity and cash flows appearing in the Company's 2000 Annual Report, the Form 10K for the fiscal year ended July 31, 2000 and the Form 10Q for the quarterly period ended October 31, 2000.

SHAREHOLDER  PROPOSALS

Proposals by shareholders intended to be presented at the next Annual Meeting of Shareholders to be held in 2002, must be received by the Secretary of the Company on or before October 1, 2001, in order to be included in the information statement for that meeting. Proposals should be directed to Mr. Donald J. Migliuri, Secretary.

a copy of the company's annual report for the period ended july 31, 2000 (form 10-K) as filed with the securities and exchange commission, including the financial statements and schedules thereto, may be obtained by shareholders on EDGAR at the Securities and Exchange Commission's website at www.sec.gov, or without charge by writing to:

     PACIFIC  SECURITY  FINANCIAL,  INC.
     325  PEYTON  BUILDING,  10  NORTH  POST  STREET
     SPOKANE,  WASHINGTON   99201


WAYNE  E.  GUTHRIE,  CHAIRMAN  OF  THE  BOARD     MARCH  12,  2001